Exhibit 3.3

D PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Restated Articles of Organization	FORM MUST BE TYPED
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)

(1) Exact name of corporation:	EMC Corporation 042680009

(2) Registered office address:	176 South Street, Hopkinton, MA 01748
(number, street, city or town, slate, zip code)

(3) Date adopted:	May 1, 2013
(month, day, year)

(4)	Approved by:

(check appropriate box)

☐	the directors without shareholder approval and shareholder approval was not required;

OR

☒	the board of directors and the shareholders in the manner required by G.L. Chapter 156D and the corporation’s articles of organization.

(5)	The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section 2.02 except that the supplemental information provided for in Article VIII is not required:*

ARTICLE I

The exact name of the corporation is:

EMC Corporation

ARTICLE II

Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:**

1.	To develop, manufacture and sell computer peripheral and enhancement equipment and related products and to engage in all other lawful business related thereto.

2.	To carry on any manufacturing, mercantile, selling, management, service or other business, operation or activity which may lawfully be carried on by a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts, whether or not related to those referred to in the foregoing paragraph.

* Changes to Article VIII must be made by filing a statement of change of supplemental information form.

** Professional corporations governed by G.L. Chapter 156A and must specify the professional activities of the corporation.

12
P.C.

8/23/79

ARTICLE III

State the total number of shares and par value, if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class on series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	6,000,000,000	$0.01
		Preferred	25,000,000	$0.01

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

See Attached Pages 4-A through 4-C.

ARTICLE V

The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

None.

ARTICLE VI

Other lawful provisions, and if there are no such provisions, this article may be left blank.

See Attached Pages 6-A through 6-E.

Note: The preceding six (6) articles are considered to be permanent and may be changed only by filing appropriate articles of amendment.

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Article IV

The total number of shares of all classes of capital stock which the Company shall be authorized to issue is 6,025,000,000 shares, consisting of 6,000,000,000 shares of common stock, $.01 par value per share (the “Common Stock”), and 25,000,000 shares of preferred stock, $.01 par value per share (the “Series Preferred Stock”).

Common Stock

The holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the shareholders or submitted to the shareholders for action, except as may be determined by votes of the directors pursuant to Article 4 hereof or as may otherwise be required by law, and each share of the Common Stock shall entitle the holder thereof to one vote.

The holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may from time to time be declared by the directors.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to receive the net assets of the Company, after the Company shall have satisfied or made provision for its debts and obligations and for payment to the holders of shares of any class or series having preferential rights to receive distributions of the net assets of the Company.

Preferred Stock

The shares of Series Preferred Stock may be issued from time to time in one or more series. The directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges, if any, of any such series before the issuance of any shares of that series; provided, however, that if and to the extent that shares of any series have voting rights, such rights shall not be in excess of the greater of (i) one vote per share of such series or (ii) if the shares of such series are convertible into shares of Common Stock, such number of votes per share as equals the number of shares of Common Stock into which one share of such series is at the time of such vote convertible. The directors shall determine the number of shares constituting each series of Series Preferred Stock and each series shall have a distinguishing designation.

Page 4-A

Approval by Shareholders of Certain Actions

A. Amendment to Articles of Organization

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the Massachusetts Business Corporation Act (the “MBCA”), or by the board of directors of the corporation, acting pursuant to subsection (c) of Section 10.03 of the MBCA, adoption of an amendment to these articles of organization in accordance with Section 10.03 of the MBCA shall require the affirmative vote of at least a majority of all the shares entitled generally to vote on the matter by these articles of organization, and in addition at least a majority of the shares of any voting group entitled to vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of directors pursuant to subsection (c) of Section 10.03 of the MBCA.

B. Merger or Share Exchange

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the MBCA, or by the board of directors of the corporation, acting pursuant to subsection (3) of Section 11.04 of the MBCA, approval by the shareholders of a plan of merger or share exchange in accordance with Section 11.04 of the MBCA shall require approval by at least a majority of all the shares entitled generally to vote on the matter by these articles of organization, and in addition at least a majority of the shares in any voting group entitled to vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of director’s pursuant to subsection (3) of Section 11.04 of the MBCA.

C. Sale of Substantially All of the Property

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the MBCA, or by the board of directors of the corporation, acting pursuant to subsection (b) of Section 12.02 of the MBCA, approval of a sale, lease, exchange or disposition of all, or substantially all, of the property of the corporation in accordance with Section 12.02 of the MBCA shall require the affirmative vote of at least a majority of all the shares entitled generally to vote on the matter by these articles of

Page 4-B

organization, and in addition at least a majority of the shares in any voting group entitled 10 vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of directors pursuant to subsection (b) of Section 12.02 of the MBCA.

D. Voluntary Dissolution of the Corporation

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the MBCA, or by the board of directors, acting pursuant to subsection (c) of Section 14.02 of the MBCA, adoption of a proposal to dissolve the corporation in accordance with Section 14.02 of the MBCA shall require approval by at least a majority of all the votes entitled generally to vote on the matter by these articles of organization, and in addition at least a majority of the shares in any voting group entitled to vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of directors pursuant to subsection (c) of Section 14.02 of the MBCA.

E. Domestication into Foreign Jurisdiction

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the MBCA, or by the board of directors of the corporation, acting pursuant to subsection (3) of Section 9.21 of the MBCA, approval of a plan of domestication of the corporation to a foreign jurisdiction in accordance with Section 9.21 of the MBCA shall require approval by at least a majority of all the shares entitled generally to vote on the matter by these articles of organization, and in addition at least a majority of the shares in any voting group entitled to vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of directors pursuant to subsection (3) of Section 9.21 of the MBCA.

F. Entity Conversion

Unless a greater percentage vote, or action by one or more additional separate voting groups, is required by these articles of organization, by the bylaws of the corporation, pursuant to Section 10.21 of the MBCA, or by the board of directors of the corporation, acting pursuant to subsection (3) of Section 9.52 of the MBCA, approval of a plan of entity conversion to a domestic or foreign other entity in accordance with Section 9.52 of the MBCA shall require approval by at least a majority of all the shares entitled generally to vote on the matter by these articles of organization, and in addition at least a majority of the shares in any voting group entitled to vote separately on the matter by the MBCA, by these articles, by the bylaws of the corporation, or by action of the board of directors pursuant to subsection (3) of Section 9.52 of the MBCA.

Page 4-C

Article VI

(a)          The corporation may carry on any business, operation or activity referred to in Article 2 to the same extent as ,might an individual, whether as principal, agent, contractor or otherwise, and either alone or in conjunction or joint venture or other arrangement with any corporation, association, trust, firm or individual.

(b)          The corporation may carry on any business, operation or activity through a wholly or partly owned subsidiary.

(c)          The corporation may be a partner in any business enterprise which it would have power to conduct by itself.

(d)          The directors may make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law or the bylaws requires action by the shareholders.

(e)          Meetings of the shareholders may be held anywhere in the United States.

(f)          No shareholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

(g)          The directors may specify the manner in which the accounts of the corporation shall be kept and may determine what constitutes net earnings, profits and surplus, what amounts, if any, shall be reserved for any corporate purpose, and what amounts, if any, shall be declared as dividends. Unless the board of directors otherwise specifies, the excess of the consideration for any share of its capital stock with par value issued by it over such par value shall be paid-in surplus. The board of directors may allocate to capital stock less than all of the consideration for any share of its capital stock without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

(h)          The purchase or other acquisition or retention by the corporation of shares of its own capital stock shall not be deemed a reduction of its capital stock. Upon any reduction of capital or capital stock, no shareholder shall have any right to demand any distribution from the corporation, except as and to the extent that the shareholders shall have provided at the time of authorizing such reduction.

Page 6-A

(i)         The directors shall have the power to fix from time to time their compensation. No person shall be disqualified from holding any office by reason of any interest. In the absence of fraud, any director, officer or shareholder of this corporation, individually, or any individual having any interest in any concern which is a shareholder of this corporation, or any concern in which any of such directors, officers, shareholders or individuals has any interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract, transaction or other act of this corporation, and

(1)          such contract, transaction or act shall not be in any way invalidated or otherwise affected by that fact;

(2)          no such director, officer, shareholder or individual shall be liable to account to this corporation for any profit or benefit realized through any such contract, transaction or act; and

(3)          any such director of this corporation may be counted in determining the existence of a quorum at any meeting of the directors or of any committee thereof which shall authorize any such contract, transaction or act, and may vote to authorize the same;

provided, however, that any contract, transaction or act in which any director or officer of this corporation is so interested individually or as a director, officer, trustee or member of any concern which is not a subsidiary or affiliate of this corporation, or in which any directors or officers are so interested as holders, collectively, of a majority of shares of capital stock or other beneficial interest at the time outstanding in any concern which is not a subsidiary or affiliate of this corporation, shall be duly authorized or ratified by a majority of the directors who are not so interested, to whom the nature of such interest has been disclosed and who have made any findings required by law;

the term “interest” including personal interest and interest as a director, officer, stockholder, shareholder, trustee, member or beneficiary of any concern;

the term “concern” meaning any corporation, association, trust, partnership, firm, person or other entity other than this corporation; and

the phrase “subsidiary or affiliate” meaning a concern in which a majority of the directors, trustees, partners or controlling persons is elected or appointed by the directors of this corporation, or is constituted of the directors or officers of this corporation.

Page 6-B

To the extent permitted by law, the authorizing or ratifying vote of the holders of a majority of the shares of each class of the capital stock of this corporation outstanding and entitled to vote for directors at any annual meeting or a special meeting duly called for the purpose (whether such vote is passed before or after judgment rendered in a suit with respect to such contract, transaction or act) shall validate any contract, transaction or act of this corporation, or of the board of directors or any committee thereof, with regard to all shareholders of this corporation, whether or not of record at the time of such vote, and with regard to all creditors and other claimants under this corporation; provided, however, that

A.          with respect to the authorization or ratification of contacts, transactions or acts in which any of the directors, officers or shareholders of this corporation have an interest, the nature of such contracts, transactions or acts and the interest of any director, officer or shareholder therein shall be summarized in the notice of any such annual or special meeting, or in a statement or letter accompanying such notice, and shall be fully disclosed at any such meeting;

B.          the shareholders so voting shall have made any findings required by law;

C.          shareholders so interested may vote at any such meeting except to the extent otherwise provided by law; and

D.          any failure of the shareholders to authorize or ratify such contract, transaction or act shall not be deemed in any way to invalidate the same or to deprive this corporation, its directors, officers or employees of its or their right to proceed with such contract, transaction or act.

No contract, transaction or act shall be avoided by reason of any provision of this paragraph (i) which would be valid but for such provision or provisions.

(j)          The corporation shall have all powers granted to corporations by the laws of The Commonwealth of Massachusetts, provided that no such power shall include any activity inconsistent with the Business Corporation Law or the general laws of said Commonwealth.

Page 6-C

(k)          No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the extent provided by applicable law notwithstanding any provision of law imposing such liability; provided, however, that to the extent, and only to the extent, required by Section 13(b) (1 ½) or any successor provision of the Massachusetts Business Corporation Law, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not be construed in any way so as to impose or create liability. The foregoing provisions of this Article 6(k) shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this Article 6(k) becomes effective. No amendment to or repeal of this Article 6(k) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

(1)          The bylaws of the corporation may, but are not required to, provide that in a meeting of shareholders other than a Contested Election Meeting (as defined below), a nominee for director shall be elected to the board of directors only if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election). In a Contested Election Meeting, directors shall be elected by a plurality of the votes cast at such Contested Election Meeting. A meeting of shareholders shall be a “Contested Election Meeting” if there are more persons nominated for election as directors at such meeting than there are directors to be elected at such meeting, determined as of the tenth day preceding the date of the corporation’s first notice to shareholders of such meeting sent pursuant to the corporation’s bylaws (the “Determination Date”); provided, however, that if in accordance with the corporation’s bylaws, shareholders are entitled to nominate persons for election as director for a period of time that ends after the otherwise applicable Determination Date, the Determination Date shall instead be as of the end of such period.

(m)          Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting by shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting if, in accordance with these articles of organization and the corporation’s bylaws (i) shareholders who own in the aggregate at least twenty-five percent (25%) of the outstanding shares of stock of the corporation, as determined in accordance with these articles of organization, shall by written notice to the secretary request that the board of directors fix a record date for the proposed action by shareholders including the information required by the corporation’s bylaws, (ii) the shareholders proposing to take such action shall solicit written consents

Page 6-D

from all shareholders, and (iii) such action shall be evidenced by a consent or consents in writing, setting forth the action so taken, which shall be signed and delivered to the secretary and not revoked by shareholders having the requisite votes; provided, however, that any such action shall be taken in accordance with, and subject to the provisions of this Article VI, the corporation’s bylaws, and applicable law.

For purposes of determining whether shareholders own in the aggregate at least twenty-five percent (25%) of the outstanding shares of stock of the corporation, a shareholder shall be deemed to “own” only those outstanding shares of stock of the corporation as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (3) subject to any Derivative Position (as defined in the corporation’s bylaws) entered into by such shareholder or any of its affiliates, whether any such Derivative Position is to be settled with shares or with cash based on the notional amount or value of shares of outstanding stock of the corporation, in any such case which Derivative Position has, or is intended to have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such shareholder’s or affiliates’ full right to vote or direct the voting of any such shares, and/or hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of stock of the corporation are “owned” for these purposes shall be decided by the board of directors in its reasonable determination.

Notwithstanding anything in these articles of organization or the corporation’s bylaws to the contrary (i) shareholders may act without a meeting by unanimous written consent, and none of the foregoing provisions shall apply to such action, and (ii) where written consents are solicited by or at the direction of the board of directors, shareholders may act without a meeting if the action is taken by shareholders having not less than the minimum number of votes necessary to take that action at a meeting at which all shareholders entitled to vote on the action are present and voting, and none of the foregoing provisions shall apply to such action. Any action by written consent must be a proper subject for shareholder action by written consent.

Page 6-E

ARTICLE VII

The effective date of organization of the corporation is the date and time the articles were received for filing is the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

It is hereby certified that these restated articles of organization consolidate all amendments into a single document. If a new amendment authorizes an exchange, or effects a reclassification or cancellation, of issued shares, provisions for implementing that action are set forth in these restated articles unless contained in the text of the amendment.

Specify the number(s) of the article(s) being amended:	Article VI

Signed by:	/s/ Paul T. Dacier	Paul T. Dacier
(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer
☐	Court-appointed fiduciary,

on this	1st	day of	May	,	2013	.

CK#30754810
30754805

COMMONWEALTH OF MASSACHUSETTS William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512 Restated Articles of Organization

(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)

I hereby certify that upon examination of these restated articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles, and the filing fee in the amount of $300 having been paid, said articles are deemed to have been filed with me this 1st day of May 2013, at 2:30 a.m./p.m.

                                                                              time

Effective date:
(must be within 90 days of date submitted)

Examiner

Name approval

C

M

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

Filing fee: Minimum filing fee $200, plus $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION Contact Information:

C T Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

Telephone:	(617) 757-6400

Email:	tracy.magnan@cmc.com

Upon filing, a copy of this fling will be available at www.scc.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation 04268009	Massachusetts	August 23, 1979

TwinStrata, Inc. 261240538	Delaware	October 5, 2007

(3) The foreign corporation or other entity ☒ is /☐ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: _____________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box
** Provide this information for each domestic corporation separately

4
P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
(number, street, city or town, state, zip code)

Signed by:	/s/ Paul T. Dacier
	Paul T. Dacier	(signature of authorized individual)
Assistant Secretary

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	day of	July	,	2014	.

Signed by:	/s/ Susan I. Permut
	Susan I. Permut	(signature of authorized individual)
Assistant Secretary

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	7th	day of	July	,	2014	.

1225686	COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Check: 30983145

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this day of 8th 2014 at a.m./p.m.

                                                                                               time

Effective date:
(must be within 90 days of date submitted)

Examiner

Name approval

C

#A.R.

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

C T Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

Telephone:	(617) 757-6400

Email:	tracy.magnan@cmc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation 042686009	Massachusetts	August 23, 1979

Renasar Technologies, Inc.	Delaware	February 12, 2014

(3) The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: _____________________________________________________________________________________

(7-8) For each domestic corporation chat is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

4
P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
(number, street, city or town, state, zip code)

Signed by:	/s/ Paul T. Dacier	.
	Paul. T, Dacier	(signature of authorized individual)
President, Renasar Technologies, Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	March	,	2015	.

Signed by:
	Susan I Permut	(signature of authorized individual)
Senior Vice President and Deputy General Counsel

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	March	,	2015	.

CK#3116657

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this day of 6 March 2015 at 3:23 a.m./p.m. time		1239891

Effective date:
(must be within 90 days of date submitted)

Examiner

Name approval

C

#A.R.

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION Contact Information:

C T Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

Telephone:	(617) 757-6400

Email:	tracy.magnan@cmc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation 042680009	Massachusetts	August 23, 1979

Afore Solutions (USA) Inc.	Delaware	August 16, 2013

(3) The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: _________________________________________________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box
** Provide this information for each domestic corporation separately

4
P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
(number, street, city or town, state, zip code)

Signed by:	/s/ June Duchesne
	June Duchesne	(signature of authorized individual)
Senior Vice President and Assistant Deputy General Counsel, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	day of	April	,	2015	.

Signed by:	/s/ Paul T. Dacier
	Paul T. Dacier	(signature of authorized individual)
President, Afore Solutions (USA) Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	16	day of	April	,	2015	.

1242667	COMMONWEALTH OF MASSACHUSETTS	31141679

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this
16 day of	April	20	15	at 12:40 a.m./p.m.
time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.	CT Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

	Telephone:	(617) 757-6400

	Email:	tracy.magnan@cmc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979 / 042680009

Graphite System, Inc.	Delaware	April 5, 2012

(3)  The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:______________________________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction: _______________________________________________________________________________________________________________
(number, street, city or town, state, zip code)

Signed by:	/s/ C. Matthew Olton		,
	C. Matthew Olton,	(signature of authorized individual)
Senior Vice President, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	28th	day of	August	,	2015	.

Signed by:	/s/ June Duchesne	,
	June Duchesne	(signature of authorized individual)
Secretary, Graphite System, Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	28th	day of	August	,	2015	,

1250819	COMMONWEALTH OF MASSACHUSETTS	31220247

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$230 having been paid, said articles are deemed to have been filed with me this
28 day of	August	2015	at 3:33 a.m./p.m.
time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.	CT Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

	Telephone:	(617) 757-6400

	Email:	tracy.magnan@emc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Documentum Canada Holding, Inc.	Delaware	November 20, 2001

(3)  The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:______________________________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:_______________________________________________________________________________________________________________
(number, street, city or town, state, zip code)

Signed by:		/s/ Paul T. Dacier	,
	Paul T. Dacier	(signature of authorized individual)

EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	7th	day of	July	,	2016	.

Signed by:		/s/ Susan I. Permut	,
	Susan I. Permut	(signature of authorized individual)

Documentum Canada Holdings, Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	day of	,	2016	.

1270526	COMMONWEALTH OF MASSACHUSETTS	31401261

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this
07 day of	July 2016	at 1:27 a.m./p.m.
time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.	CT Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

	Telephone:	(617) 757-6400

	Email:	tracy.magnan@emc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Datagen, Inc.	Delaware	January 23, 1970

(3)  The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:______________________________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction: _______________________________________________________________________________________________________________
(number, street, city or town, state, zip code)

Signed by:		/s/ Paul T. Dacier	,
	Paul T. Dacier	(signature of authorized individual)

EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	7th	day of	July	,	2016	.

Signed by:	/s/ Susan I. Permut	,
	Susan I. Permut	(signature of authorized individual)
Datagen, Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	day of	,	2016	.

1270516	COMMONWEALTH OF MASSACHUSETTS	31401260

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this
07 day of	July	2016	at 1:27 a.m./p.m.
time
Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.	CT Corporation System

155 Federal Street, Suite 700

Boston, Massachusetts 02110

	Telephone:	(617) 757-6400

	Email:	tracy.magnan@emc.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

DSSD, Inc.	Nevada	June 14, 2010

(3)  The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation 042680009

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:______________________________________________________________________________________________________

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:_______________________________________________________________________________________________________________
(number, street, city or town, state. zip code)

Signed by:	/s/ Paul T. Dacier	,
(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	1st	day of	September	,	2016	.

Signed by:	/s/ Paul T. Dacier	,
(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	1st	day of	September	,	2016	.

1273704	COMMONWEALTH OF MASSACHUSETTS	9293

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this
1 day of	September	2016	at 1:18 a.m./p.m.
time
Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.

Telephone:

Email:

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Universal Acquisition Co.	Delaware	October 8, 2015

(3) The foreign corporation or other entity ☐/is ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation 042680009

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date
and time of filing is specified:	8:00 a.m. (Eastern time) on September 7, 2016

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☒	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☐	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation. Amendment to Articles of Organization is attached.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
N/A

(number, street, City or town, state. zip code)

Signed by:	/s/ Paul T. Dacier	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Coure-appointed fiduciary,

on this	6th	day of	September	,	2016	.

Signed by:	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☐	Other officer,
☐	Court-appointed fiduciary

on this	day of	,	,

Signed by:	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	day of	,	2016	.

Signed by:	/s/ James B. Wright	Janet B. Wright, Vice President and Assistant Secretary	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	September	,	2016	.

The following are amendments to the articles of organization of the surviving entity of the merger of Universal Acquisition Co., a Delaware corporation, with and into EMC Corporation, a Massachusetts corporation:

1. Sections 1 and 2 of Article II shall be deleted in their entirety, and the following shall be substituted therefor: “The purpose of the corporation is to engage in any lawful business for which a corporation may be organized under Chapter 156D of the General Laws of Massachusetts.”

2. Article III shall be deleted in its entirety, and the following should be substituted therefor:

The total number of shares and par value, if any, of each class of stock that the corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	1,000	$0.01

3. Article IV shall be deleted in its entirety, and the following should be substituted therefor:

(a)         Voting Rights. The holders of shares of common stock shall be entitled to one vote for each share so held with respect to all matters to be voted on by shareholders of the corporation.

(b)         Rights Upon Dissolution. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the net assets of the corporation shall be distributed pro rata to the holders of the common stock.

4. Article VI shall be deleted in its entirety, and the following should be substituted therefor:

(a)         The board of directors may make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law or the bylaws requires action by the shareholders.

(b)         No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the extent provided by applicable law notwithstanding any provision of law imposing such liability; provided, however, that to the extent, and only to the extent, required by Chapter 156D of the General Laws of Massachusetts as in effect from time to time, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Chapter 156D of the General Laws of Massachusetts as in effect from time to time, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not be construed in any way so as to impose or create liability. The foregoing provisions of this Article VI(b) shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this Article Vl(b) or any predecessor provision became effective. No amendment to or repeal of this Article VI(b) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

(C)        Notwithstanding anything in these articles of organization or the corporation’s bylaws to the contrary, (i) shareholders may act without a meeting by unanimous written consent, and (ii) where written consents are solicited by or at the direction of the board of directors, shareholders may act without a meeting if the action is taken by shareholders having not less than the minimum number of votes necessary to take that action at a meeting at which all shareholders entitled to vote on the action are present and voting. Any action by written consent must be a proper subject for shareholder action by written consent.

(d)         The board of directors may consist of one or more individuals, notwithstanding the number of shareholders.

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)	CK#31430404

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this
6th day of	September	2016	at 9:56 a.m./p.m.
time

Effective date:	7th September 2014 @ 8:00 am	1273870
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.

Telephone:

Email:

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
FORM MUST BE TYPE	Articles of Merge	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

Diamond 2 Finance Corporation	Delaware	April 27, 2016

EMC Corporation	Massachusetts	August 23, 1979

(3) The foreign corporation or other entity ☐/is ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation 042680009

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than 90 days from the date
and time of filing is specified:	8:05 a.m. (Eastern time) on September 7, 2016

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☒	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☐	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C.	c15801110095011337 0V1105

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
N/A

(number, street, City or town, state. zip code)

Signed by:	/s/ Janet B. Wright	Janet B. Wright, Vice President and Assistant Secretary	,

(signature of authorized individual)

☐	Chairman of the board of direccors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	September	,	2016	.

Signed by:	/s/ Janet B. Wright	Janet B. Wright, Vice President and Assistant Secretary	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Courc-appointed fiduciary,

on this	6th	day of	September	,	2016	.

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$250 having been paid, said articles are deemed to have been filed with me this					CK#31430403
6th day of	September	20	16	at 9:50 a.m./p.m.
	time

Effective date:	7th September 2014 @ 8:05 am	1273871
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
Examiner
Filing fee: Minimum $250
Name approval
TO BE FILLED IN BY CORPORATION
C	Contact Information:

#A.R.

Telephone:

Email:

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
FORM MUST BE TYPE	Articles of Merge	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Group 1 Limited	Bermuda	November 3, 2008

EMC Corporation	Massachusetts	August 23, 1979

(3) The foreign corporation or other entity ☐ is ☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

      (Massachusetts ID No 042680009)

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date
and time of filing is specified:	March 31, 2018 at 8:00 a.m. Eastern Daylight time

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
N/A

(number, street, City or town, state, zip code)

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

Janet M. Bawcom, Director, EMC Group 1 Limited

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	28th	day of	March	,	2018	.

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

Janet M. Bawcom, Sanior Vice President and Assistant

 Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	28th	day of	March	,	2018	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

March 28, 2018 02:30 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
FORM MUST BE TYPED	Articles of Merge	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

DataFramework, Inc	Delaware	February 12, 2009

(3) The foreign corporation or other entity ☐ is /☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than 90 days from the date and time of filing is specified:

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, City or town, state, zip code)

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	13th	day of	August	,	2018	.

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary

on this	13th	day of	August	,	2018	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

August 13, 2018 02:12 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Group 1 Limited	Bermuda	November 3, 2008

EMC Corporation	Massachusetts	August 23, 1979

(3) The foreign corporation or other entity ☐ is /☒ is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

      (Massachusetts ID No 042680009)

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date
and time of filing is specified:	September 15, 2018

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:
N/A

(number, street, city or town, state, zip code)

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

Janet M. Bawcom, Director, EMC Group l Limited

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	11th	day of	September	,	2018	.

Signed by:	/s/ Janet M. Bawcom	,

(signature of authorized individual)

Janet M. Bawcom, Sanior Vice President and Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	11th	day of	September	,	2018	.

CERTIFICATE OF MERGER

OF

EMC GROUP 5 LIMITED

(A Bermuda exempted company)

INTO

DELL GLOBAL HOLDINGS XV L.L.C.

(A Delaware limited liability Company)

Dated: September 11, 2018

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:           The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
EMC Group 5 Limited	Веrmuda
Dell Global Holdings XV L.L.C.	Delaware

SECOND:      An Agreement and Plan of Merger has been approved and executed by (i) EMC Group 5 Limited, a Bermuda exempted company (the “Non-Surviving Entity”), and (ii) Dell Global Holdings XV L.L.C., a Delaware limited liability company (the “Surviving LLC”).

THIRD:          The name of the surviving Delaware limited liability company is Dell Global Holdings XV L.L.C.

FOURTH:     The merger of the Non-Surviving Entity into the Surviving LLC shall be effective on September 15, 2018.

FIFTH:           The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is One Dell Way, Round Rock, Texas 78682.

SIXTH:           A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving Entity.

[Signature page follows]

IN WITNESS WHEREOF, Dell Global Holdings XV L.L.C has caused this Certificate of Merger to be duly executed as of the date first written above.

DELL GLOBAL HOLDINGS XV L.L.C.

By:	/s/ Janet M. Bawcom
Name: Janet M. Bawcom
Title: Senior Vice President and Assistant Secretary

[Signature Page to Certificate of Merger - EMC Group 5 Limited into

Dell Global Holdings XV L.L.C.]

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

September 12, 2018 12:04 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
Data General International, Inc.	Delaware	August 5, 1994

(3) The foreign corporation or other entity ☐ is/☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than
90 days from the date and time of filing is specified:	July 15, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(Check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under. which the other entity or foreign corporation is organized and by its organizational documents,

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	Scare the executive office address of the surviving foreign other entity if such information is not on the public record in the
	foreign jurisdiction:	N/A
(number, street, city or town, state. zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, Data General International, Inc.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	12th	day of	July	,	2019	.

Signed by:	/s/ Robert Potts					,
(signature of authorized Individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,
on this	12th	day of	July	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

July 12, 2019 03:51 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
EMC Investment Corporation	Delaware	Marcg 22, 2000

(3) The foreign corporation or ocher entity ☐ is/ ☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90
days from the date and time of filing is specified:	July 15, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(Check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents,

*	Check appropriate box

**	Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12) State the executive office address of the surviving foreign other entity if such information is not on the public record in the
foreign jurisdiction:	N/A
(number, street, city or town, state. zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, EMC Investment Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	12th	day of	July	,	2019	.

Signed by:	/s/ Robert Potts					,
(signature of authorized Individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:

on this	12th	day of	July	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

July 15, 2019 04:04 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
I wave Software LLC	Texas	June 3, 2003

(3) The foreign corporation or other entity ☐ is/☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than 90
days from the date and time of filing is specified:	July 15, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(Check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under. which the other entity or foreign corporation is organized and by its organizational documents,

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12) State the executive office address of the surviving foreign other entity if such information is not on the public record in the
foreign jurisdiction:	N/A
(number, street, city or town, state. zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, I Wave Software, LLC.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	12th	day of	July	,	2019	.

Signed by:	/s/ Robert Potts					,
(signature of authorized Individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:
on this	12th	day of	July	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

July 15, 2019 04:06 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
Magnetics LLC	Delaware	October 22, 2014

(3) The foreign corporation or other entity ☐ is/☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than 90
days from the date and time of filing is specified:	July 15, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(Check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12) State the executive office address of the surviving foreign other entity if such information is not on the public record in the
foreign jurisdiction:	N/A
(number, street, city or town, state. zip code)

Jul. 18. 2019 11:58 AM	No. 3522 P. 4

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, Magnetics LLC.

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,
on this	18th	day of	July	,	2019	.

Signed by:	/s/ Robert Potts					,
(signature of authorized Individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:
on this	18th	day of	July	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

July 18, 2019 12:08 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Evolutionary, Corporation	Delaware	July 25, 2014

(3) The foreign corporation or other entity ☐ is /☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date or more than
90 days from the date and time of filing is specified:	August 2,2019

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

BC

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is nor on the public record in the

foreign jurisdiction:	N/A

(number, select, city or own state, zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, Evolutionary Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	30th	day of	July	,	2019	.

Signed by:	/s/ Robert Potts				.
(signature of authorized individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:

on this	30th	day of	July	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

July 30, 2019 04:01 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities.
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

VCE Company, LLC	Delaware	September 23, 2009

(3) The foreign corporation or other entity ☒ is/☐is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date or more than
90 days from the date and time of filing is specified:	September 27, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity; foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

PC.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is 3 NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the

foreign jurisdiction:	N/A

(number, street, city or town, state, zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert L. Potts, Assistant Secretary, VCE Company, LLC

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	23rd	day of	September	,	2019	.

Signed by:	/s/ Robert Potts				,
(signature of authorized Individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:

on this	23rd	day of	September	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles, and the filing fee having been paid, said articles are deemed to have been filed with me on:

September 24, 2019 10:07 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

Iomega. L.L.C.	Delaware	April 2, 1980

EMC Corporation	Massachusetts	August 23, 1979

(3) The foreign corporation or other entity ☐ is/☒is not* authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date or more than
90 days from the date and time of filing is specified:	October 22, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, city or town state. zip code)

Signed by:	/s/ Robert Potts
(signature of authorized individual) Iomega LLC. Robert L. Potts

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	18	day of	October	,	2019	.

Signed by:	/s/ Robert Potts
(signature of authorized Individual) EMC Corporation, Robert L. Potts

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:

on this	18	day of	October	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

October 21, 2019 03:04 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities.
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party ro the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

900 West Park Drive LLC	Delaware	September 25, 2001

(3) The foreign corporation or other entity ☐ is/☒ is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date or more than
90 days from the date and time of filing is specified:	November 11, 2019

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents,

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is nor on the public record in the

foreign jurisdiction:	N/A

(number, street, city or town, state, zip code)

Signed by:	/s/ Robert Potts
(signature of authorized individual) Robert Potts, Assistant Secretary, 900 West Park drive LLC

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	8th	day of	November	,	2019	.

Signed by:	/s/ Robert Potts
(signature of authorized individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary:

on this	6th	day of	November	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

November 07, 2019 11:27 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
EMC South Street Investments LLC	Delaware	October 23, 2008

(3) The foreign corporation or ocher entity ☐is/☒is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under the laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than90
days from the date and time of filing is specified:	November11, 2019

(7-8) For each domestic corporation char is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State Scare the executive office address of the surviving foreign other entity if such information is not on the public record in the
	foreign jurisdicrion:	N/A
(number, street, city or town, state, zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, EMC South Street Investments LLC

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	November	,	2019	.

Signed by:	/s/ Robert Potts					,
(signature of authorized individual) Robert Potts, Assistant Secretary, EMC Corporation

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,

on this	6th	day of	November	,	2019	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

Nov 7, 2019 03:53 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED

Involving Domestic Corporations,
Foreign Corporations or Foreign Other Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION
EMC Corporation	Massachusetts	August 23, 1979
EMC International U.S. Holdings L.L.C.	Delaware	November 19, 2009

(3) The foreign corporation or ocher entity ☑ is/☐is not authorized to conduct business in the Commonwealth.

(4) Exact name of the surviving entity:	EMC Corporation

(5) Jurisdiction under each laws of which the surviving entity will be organized:	Massachusetts

(6) The merger shall be effective at the time and on the date approved by the Division, unless a later effective dare not more than 90
days from the date and time of filing is specified:	December 26, 2020 12:02 am Eastern Standard Time

(7-8) For each domestic corporation char is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☑	The plan of merger did not require the approval of the shareholders.

(9)	Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

* Check appropriate box

** Provide this information for each domestic corporation separately

P.C

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12) Scare the executive office address of the surviving foreign other entity if such information is not on the public record in the
foreign jurisdiction:	N/A
(number, street, city or town, state, zip code)

Signed by:	/s/ Robert Potts					,
(signature of authorized individual)

☐	Chairman of the board of directors,
☒	President,
☒	Other officer,
☐	Court-appointed fiduciary,
on this	18th	day of	December	,	2020	.

Signed by:	/s/ Robert Potts					,
(signature of authorized individual)

☐	Chairman of the board of directors,
☐	President,
☒	Other officer,
☐	Court-appointed fiduciary,
on this	18th	day of	December	,	2020	.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

December 22, 2020 03:32 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

VMW Holdco LLC	Delaware	February 23, 2017

EMC Corporation	Massachusetts	August 23, 1979

(3)	The foreign corporation or other entity ☐ is / ☒ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)

The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: January 26, 2022 at 11:59 p.m. EST

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction: N/A - survivor is MA entity

(number, street, city or town, state, zip code)

Signed by:	/s/	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 24th day of January, 2022.

Signed by:	/s/	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 24th day of January, 2022.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

January 25, 2022 11:28 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Moogsoft Inc.	Delaware	December 27, 2012

(3)	The foreign corporation or other entity ☐ is /☒ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, city or town, state, zip code)

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 11th day of August, 2023.

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 11th day of August, 2023.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

August 11, 2023 10:49 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

Flanders Road Holdings LLC	Delaware	October 30, 2001

EMC Corporation	Massachusetts	August 23, 1979

(3)	The foreign corporation or other entity ☒ is /☐ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)

The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: September 27, 2024 at 11:59 PM ET

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction: N/A – survivor is MA entity

(number, street, city or town, state, zip code)

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 27th September, 2024.

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 27th day of September, 2024.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

September 24, 2024 03:54 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

Virtustream Group Holdings LLC	Delaware	January 30, 2014

EMC Corporation	Massachusetts	August 23, 1979

(3)	The foreign corporation or other entity ☒ is /☐ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)

The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: 11:59 pm Eastern Standard Time, November 1, 2024

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, city or town, state, zip code)

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 25th day of October, 2024.

Signed by:	/s/ Christopher Garcia	,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 25th day of October, 2024.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

October 28, 2024 10:27 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

Virtustream LLC	Delaware	December 4, 2008

EMC Corporation	Massachusetts	August 23, 1979

(3)	The foreign corporation or other entity ☒ is/☐ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)

The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified: 11:59 pm Eastern Standard Time, November 1, 2024

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, city or town, state, zip code)

Signed by:	/s/ Christopher Garcia ,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 25th day of October, 2024.

Signed by:	/s/ Christopher Garcia ,
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 25th day of October, 2024.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

October 28, 2024 10:25 AM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

DF PC	The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Corporations, Foreign Corporations or Foreign Other Entities (General Laws Chapter 156D, Section 11.06; 950 CMR 113.37)

Exact name, jurisdiction and date of organization of each party to the merger:

(1) EXACT NAME	(2) JURISDICTION	DATE OF ORGANIZATION

EMC Corporation	Massachusetts	August 23, 1979

Dataloop US Inc.	Delaware	January 4, 2021

(3)	The foreign corporation or other entity ☐ is /☒ is not* authorized to conduct business in the Commonwealth.

(4)	Exact name of the surviving entity: EMC Corporation

(5)	Jurisdiction under the laws of which the surviving entity will be organized: Massachusetts

(6)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

(7-8) For each domestic corporation that is a party to the merger:**

(check appropriate box)

☐	The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒	The plan of merger did not require the approval of the shareholders.

(9)

Participation of each other domestic entity, foreign corporation, or foreign other entity was duly authorized by the law under which the other entity or foreign corporation is organized and by its organizational documents.

*	Check appropriate box
**	Provide this information for each domestic corporation separately

P.C.

(10)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(11)	Attach the articles of organization of the surviving entity, where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

(12)	State the executive office address of the surviving foreign other entity if such information is not on the public record in the foreign jurisdiction:

(number, street, city or town, state, zip code)

Signed by:	/s/ Christopher Garcia
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 17th day of December, 2025.

Signed by:	/s/ Christopher Garcia
(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this 17th day of December, 2025.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

December 18, 2025 12:23 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

The Commonwealth of Massachusetts, William Francis Galvin

Corporations Division

One Ashburton Place - Floor 17, Boston MA 02108-1512 | Phone: 617-727-9640

Annual Report

(General Laws, Chapter 156D, Section 16.22; 950 CMR 113.57)

Identification Number:	042680009

1. Exact name of the corporation:

EMC CORPORATION

2,3. Street address of the corporation registered office in the commonwealth and the name of the registered agent at that office:

Agent name:	CORPORATION SERVICE COMPANY

Number and street:	84 STATE STREET

Address 2:

City or town:	BOSTON	State:	MA	Zip code:	02109

4. Street address of the corporation’s principal office:

Number and street:	176 SOUTH ST.

Address 2:

City or town:	HOPKINTON	State:	MA	Zip code:	01748

Country:	UNITED STATES

5. Provide the name and addresses of the corporation’s board of directors and its president, treasurer, secretary, and if different, its chief executive officer and chief financial officer.

Title	Individual Name	Address

PRESIDENT	WILLIAM SCANNELL	176 SOUTH STREET HOPKINTON, MA 01748 USA

TREASURER	TYLER WISE JOHNSON II	176 SOUTH STREET HOPKINTON, MA 01748 USA

SECRETARY	RICHARD JAY ROTHBERG	176 SOUTH STREET HOPKINTON, MA 01748 USA

ASSISTANT SECRETARY	CHRISTOPHER ALAN GARCIA	176 SOUTH STREET HOPKINTON, MA 01748 USA

DIRECTOR	CHRISTOPHER ALAN GARCIA	176 SOUTH STREET HOPKINTON, MA 01748 USA

6. Briefly describe the business of the corporation:

TO DEVELOP, MANUFACTURE & SELL COMPUTER PERIPHERAL

7. Capital stock of each class and series:

Class of Stock	Par value per share (Enter 0 if no Par)	Total authorized number of shares	Total authorized par value	Total issued and outstanding number of shares
CWP	0.01	1,000	$10	10

8. Check here if the stock of the corporation is publicly traded:

9. Report is filed for fiscal year ending: 12/31/2025

Signed by CHIRSTOPHER ALAN GARCIA, its OTHER OFFICER

on this 18 Day of February, 2026